Exhibit 10.32

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”), dated as of March 20, 2009, among the Grantors listed on the signature pages hereof and those additional entities that hereafter become parties hereto by executing the form of Supplement attached hereto as Annex 1 (collectively, jointly and severally, the “Grantors” and each, individually, a “Grantor”), and CENTURION CREDIT FUNDING LLC (together with its successors and assigns, the “Secured Party”).

W I T N E S S E T H:

WHEREAS, the Secured Party, Evergreen Energy Inc., Evergreen Operations, LLC, and Buckeye Industrial Mining Co. (collectively, the “Companies” and each individually referred to as a “Company”)  are parties to that certain Note Purchase Agreement bearing even date herewith (as may be amended, restated, supplemented, replaced or otherwise modified from time to time, the “Purchase Agreement”), and

WHEREAS, pursuant to the terms and conditions of the Purchase Agreement, the Secured Party has agreed to extend loans to the Companies, repayment of which is evidenced by the Notes, and

WHEREAS, in order to induce Secured Party to enter into the Purchase Agreement and the other Transaction Documents and to extend the loans pursuant to the Purchase Agreement, the Grantors have agreed to execute and deliver to the Secured Party this Agreement and other collateral documents and to grant the Secured Party a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations, and

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Defined Terms. All capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Notes, or if not expressly defined in the Notes, then in the Purchase Agreement.  Any terms used in this Agreement that are defined in the Code (whether or not capitalized) shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Notes or the Purchase Agreement; provided, however, that if the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(a)                                  “Account” means an account (as that term is defined in the Code).

(b)                                 “Account Debtor” means an account debtor (as that term is defined in the Code).

(c)                                  “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

(d)                                 “Books” means books and records (including each Grantor’s Records indicating, summarizing, or evidencing such Grantor’s assets (including the Collateral) or liabilities, each Grantor’s Records relating to such Grantor’s business operations or financial condition, and each Grantor’s goods or General Intangibles related to such information).

(e)                                  “Chattel Paper” means chattel paper (as that term is defined in the Code) and includes tangible chattel paper and electronic chattel paper.

(f)                                    “Closing Date” has the meaning specified therefor in the Purchase Agreement.

(g)                                 “Code” means the New York Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Secured Party’s Liens on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

(h)                                 “Collateral” has the meaning specified therefor in Section 2; provided, however, that “Collateral” shall not include any Excluded Property; and provided, further, that if and when any property shall cease to be Excluded Property, such property shall be deemed at all times from and after the date hereof to constitute Collateral.

(i)                                     “Commercial Tort Claims” means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims listed on Schedule 9 attached hereto.

(j)                                     “Company” and “Companies” have the meaning specified therefor in the recitals to this Agreement.

(k)                                  “Controlled Foreign Corporation” shall mean “controlled foreign corporation” as defined in the IRC.

(l)                                     “Copyrights” means copyrights and copyright registrations, and also includes (i) the copyright registrations and applications listed on Schedule 2 attached hereto and made a part hereof (as the same may be amended or modified from time to time), (ii) all extensions or renewals thereof, (iii) all income, royalties, damage awards and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iv) the right to sue for past, present and future infringements thereof, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

(m)                               “Copyright Security Agreement” means each Copyright Security Agreement among Grantors, or any of them, and Secured Party in substantially the form of Exhibit A attached hereto.

(n)                                 “Deposit Account” means a deposit account (as that term is defined in the Code).

(o)                                 “Equipment” means equipment (as that term is defined in the Code).

(p)                                 “Excluded Property” means, collectively, (i) the voting Stock of any Controlled Foreign Corporation excluded from the definition of Pledged Interests, (ii) any permit, lease, license, contract, instrument or other agreement held by any Grantor that prohibits or requires the consent of any Person other than the Companies or their respective Subsidiaries which consent has not been obtained as a condition to the creation by such Grantor of a Lien thereon, or any permit, lease, license, contract or other agreement held by any Grantor to the extent that any applicable law, treaty, rule, or regulation or any change in the interpretation or application thereof by any Governmental Authority applicable thereto prohibits the creation of a Lien thereon, but only, in each case, to the extent, and for so long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the Code, (iii) any “intent to use” Trademark applications for which a statement of use has not been filed (but only until such statement is filed), and (iv) Equipment owned by any Grantor that is subject to a purchase money Lien or capital lease (in each case, to the extent permitted under the Purchase Agreement) if the contract or other agreement in which such Lien is granted (or in the documentation providing for such capital lease) prohibits or requires the consent of any Person which consent has not been obtained other than the Companies or their respective Subsidiaries as a condition to the creation of any other Lien on such Equipment; provided, however, Excluded Property shall not include any Collateral described in subsection (ii) and (iv) of this subsection (p) to the extent that any such consent or lapse, as applicable, (x) has not been waived or (y) would be rendered ineffective pursuant to Sections 9-406, 9-408, 9-409 of the Code or other applicable provisions of the Code of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code, when applicable) or principles of equity; provided, that immediately upon the ineffectiveness, lapse, termination or waiver of any such provision, the Collateral shall include, and each such Grantor shall be deemed to have granted a security interest in, all such right, title and interest as if such provision had never been in effect.  “Excluded Property” shall not include any Proceeds, substitutions or replacements of Excluded Property (unless such Proceeds, substitutions or replacements would constitute Excluded Property).

(q)                                 “Event of Default” has the meaning specified therefor in the Notes.

(r)                                    “General Intangibles” means general intangibles (as that term is defined in the Code), and, in any event, includes payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill

(including the goodwill associated with any Trademark), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs and other Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the Code, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.

(s)                                  “Governmental Authority” means any federal, state, local, or other governmental or administrative body, instrumentality, board, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

(t)                                    “Grantor” and “Grantors” have the meanings specified therefor in the recitals to this Agreement.

(u)                                 “Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement of other similar relief.

(v)                                 “Intellectual Property” means Patents, Copyrights, Trademarks, the goodwill associated with such Trademarks, trade secrets and confidential and proprietary customer lists, and Intellectual Property Licenses.

(w)                               “Intellectual Property Licenses” means rights under or interests in any Patent, Trademark, Copyright or other Intellectual Property, including software license agreements with any other party (other than commercial off the shelf software), whether the applicable Grantor is a licensee or licensor under any such license agreement, including the license agreements listed on Schedule 3 attached hereto and made a part hereof.

(x)                                   “Inventory” means inventory (as that term is defined in the Code).

(y)                                 “Investment Related Property” means (i) investment property (as that term is defined in the Code), and (ii) all of the following (regardless of whether classified as investment property under the Code):  all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

(z)                                   “Mortgage” has the meaning specified therefor in the Purchase Agreement.

(aa)                            “Negotiable Collateral” means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts, and documents.

(bb)                          “Notes” has the meaning specified therefor in the Purchase Agreement.

(cc)                            “Obligations” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing, of any Grantor to the Secured Party under this Agreement, the Notes, the Purchase Agreement, the Mortgage, the Pledge Agreement, the other Transaction Documents, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.  Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on, the Notes and the loans extended pursuant thereto (including any interest that accrues after the commencement of an Insolvency Proceeding regardless of whether allowed or allowable in whole or in part as a claim in such Insolvency Proceeding); (ii) any and all other fees, legal fees and other expenses, indemnities, costs, obligations and liabilities of the Grantors from time to time under or in connection with this Agreement, the Notes, the Purchase Agreement, the Pledge Agreement, the Mortgage, the other Transaction Documents, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; (iii) payment of the Major Transaction Prepayment Price (as defined in the Notes), and (iv) all amounts in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Grantor.  Any reference in this Agreement or in the Transaction Documents to the Obligations shall include all or any portion thereof and any extensions, modifications, renewals or alterations thereof, both prior and subsequent to any Insolvency Proceeding.

(dd)                          “Organizational Documents” means, with respect to each Grantor, the documents by which such Grantor was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of such Grantor (such as bylaws, a partnership agreement or an operating, limited liability or members agreement).

(ee)                            “Patents” means patents and patent applications, and also includes (i) the patents and patent applications listed on Schedule 4 attached hereto and made a part hereof (as the same may be amended or modified from time to time), (ii) all divisions, continuations, continuations-in-part, reissues and extensions thereof, (iii) all income, royalties, damage awards and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iv) the right to sue for past, present and future infringements thereof, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

(ff)                                “Patent Security Agreement” means each Patent Security Agreement among Grantors, or any of them, and Secured Party in substantially the form of Exhibit B attached hereto.

(gg)                          “Permitted Encumbrances” has the meaning specified therefor in the Purchase Agreement.

(hh)                          “Person” has the meaning specified therefor in the Purchase Agreement.

(ii)                                  “Pledged Companies” means, each Person listed on Schedule 5 hereto as a “Pledged Company”, together with each other Person, all or a portion of whose Stock, is acquired or otherwise owned by a Grantor after the Closing Date.

(jj)                                  “Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Stock now or hereafter owned by such Grantor, regardless of class or designation, including all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Stock, the right to receive any certificates representing any of the Stock, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof, and the right to receive dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.  Notwithstanding anything to the contrary contained herein, in no event shall the Pledged Interests include more than 65% of the voting Stock of any Controlled Foreign Corporation if and only for so long as a pledge of more than 65% of the voting Stock of such Controlled Foreign Corporation would have adverse United States federal income tax consequences to any Grantor.

(kk)                            “Pledged Interests Addendum” means a Pledged Interests Addendum substantially in the form of Exhibit C to this Agreement.

(ll)                                  “Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies.

(mm)                      “Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships.

(nn)                          “Proceeds” has the meaning specified therefor in Section 2.

(oo)                          “Purchase Agreement” has the meaning specified therefor in the recitals to this Agreement.

(pp)                          “Real Property” means any estates or interests in real property now owned or hereafter acquired by any Grantor and the improvements thereto.

(qq)                          “Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

(rr)                                “Security Interest” has the meaning specified therefor in Section 2.

(ss)                            “Secured Obligations” means each and all of the following: (a) all of the present and future obligations of Grantors arising from this Agreement, the Notes, the Purchase Agreement, or the other Transaction Documents, and (b) all Obligations of the Company, including, in the case of each of clauses (a) and (b), reasonable attorneys fees and expenses and any interest, fees, or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding in each case, subject to any applicable limitations expressly provided in the Transaction Documents.

(tt)                                “Secured Party’s Liens” means the Liens granted by the Grantors to Secured Party under the Transaction Documents.

(uu)                          “Securities Account” means a securities account (as that term is defined in the Code).

(vv)                          “Stock” means all shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Commission under the Exchange Act).

(ww)                      “Supporting Obligations” means supporting obligations (as such term is defined in the Code).

(xx)                              “Trademarks” means trademarks, trade names, trademark applications, service marks, service mark applications, and also includes (i) the registered or applied for trade names, trademarks, trademark applications, service marks, and service mark applications listed on Schedule 6 attached hereto and made a part hereof (as the same may be amended or modified from time to time), and (ii) all renewals thereof, (iii) all income, royalties, damage awards and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future (A) infringements and dilutions thereof and (B) injury to the goodwill associated therewith, (iv) the right to sue for past, present and future (A) infringements and dilutions thereof and (B) injury to the goodwill associated therewith, (v) the goodwill of each Grantor’s business symbolized by the foregoing or connected therewith, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

(yy)                          “Trademark Security Agreement” means each Trademark Security Agreement among Grantors, or any of them, and Secured Party in substantially the form of Exhibit D attached hereto.

(zz)                              “Transaction Documents” has the meaning specified therefor in the Purchase Agreement.

(aaa)                      “URL” means “uniform resource locator,” an internet web address.

2.                                       Grant of Security.  Each Grantor hereby unconditionally grants, assigns, and pledges to Secured Party a continuing security interest (herein referred to as the “Security Interest”) in all such Grantor’s right, title and interest in and to its personal property, tangible or intangible, of such Grantor whether now owned or hereafter acquired or arising and wherever located, including such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):

(a)                                  all of such Grantor’s Accounts;

(b)                                 all of such Grantor’s Books;

(c)                                  all of such Grantor’s Chattel Paper;

(d)                                 all of such Grantor’s Deposit Accounts;

(e)                                  all of such Grantor’s Equipment and fixtures;

(f)                                    all of such Grantor’s General Intangibles;

(g)                                 all of such Grantor’s Inventory;

(h)                                 all of such Grantor’s Investment Related Property;

(i)                                     all of such Grantor’s Negotiable Collateral;

(j)                                     all of such Grantor’s rights in respect of Supporting Obligations;

(k)                                  all of such Grantor’s Commercial Tort Claims;

(l)                                     all of such Grantor’s money, cash equivalents, or other assets of each such Grantor that now or hereafter come into the possession, custody, or control of Secured Party;

(m)                               all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts,

Equipment, General Intangibles, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the “Proceeds”).  Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or Secured Party from time to time with respect to any of the Investment Related Property.

3.                                       Security for Obligations.  This Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Secured Party but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.                                       Grantors Remain Liable.  Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including any Pledged Operating Agreements and any Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) Secured Party shall not have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.  Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Notes, the Purchase Agreement, or other Transaction Documents, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Notes, the Purchase Agreement and the other Transaction Documents.  Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, and dividend rights, shall remain in the applicable Grantor until the occurrence and continuance of an Event of Default, and until Secured Party shall notify the applicable Grantor of Secured Party’s exercise of its voting, consensual, or dividend rights with respect to the Pledged Interests pursuant to Section 15 hereof.

5.                                       Representations and Warranties.  As of each Closing, each Grantor hereby represents and warrants as follows:

(a)                                  The exact legal name, jurisdiction of incorporation, organization or formation, organizational identification number, if any, and chief executive office of each of the Grantors is set forth on Schedule 1  attached hereto.  No Grantor has trade names except as set forth on Schedule 1 attached hereto.  No Grantor has used any name other than that as set forth on Schedule 1 for the preceding five years.  No entity has merged into any Grantor or been acquired by any Grantor within the past five years except as set forth on Schedule 1.

(b)                                 Schedule 7 attached hereto sets forth all Real Property owned or leased by Grantors as of the Closing Date.

(c)                                  As of the Closing Date, no Grantor has any interest in, or title to, any  registered Copyrights, material Intellectual Property Licenses, registered Patents or Trademarks except as set forth on Schedules 2, 3, 4 and 6, respectively, attached hereto.  This Agreement is effective to create a valid and continuing Lien on such Copyrights, Intellectual Property Licenses, Patents and Trademarks and, upon filing of the Copyright Security Agreement with the United States Copyright Office and filing of the Patent Security Agreement and the Trademark Security Agreement with the United States Patent and Trademark Office, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 8 hereto, all action necessary or desirable to protect and perfect the Security Interest in the United States in and to each Grantor’s Patents, Trademarks, Copyrights or Intellectual Property Licenses constituting Collateral has been taken and such perfected Security Interest is enforceable as such as against any and all creditors of and purchasers from any Grantor, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws relating to or limiting creditors’ rights generally.  No Grantor has any interest in any Copyright that is necessary in connection with the operation of such Grantor’s business, except for those Copyrights identified on Schedule 2 attached hereto which have been registered with the United States Copyright Office.

(d)                                 Each Grantor has the requisite corporate, partnership, limited liability company or other power and authority to enter into this Agreement and the other Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder. The execution, delivery and performance by each Grantor of this Agreement and the filings contemplated herein and the other Transaction Documents to which it is a party have been duly authorized by all necessary action on the part of such Grantor and no further action is required by such Grantor.  This Agreement and the other Transaction Documents to which it is a party has been duly executed by each Grantor.  This Agreement and the other Transaction Documents to which it is a party constitutes the legal, valid and binding obligation of each Grantor, enforceable against such Grantor in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors and by general principles of equity.

(e)                                  No written claim has been received by any Grantor that any Collateral or any Grantor’s use of any Collateral violates the rights of any third party. There has been no adverse decision to any Grantor’s claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to such Grantor’s right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of such Grantor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(f)                                    Each Grantor shall at all times maintain its books of account and records relating to the Collateral at its principal place of business (except when temporarily kept at the offices of its attorneys or accountants) or Evergreen Energy Inc.’s principal place of business and its Collateral in the jurisdictions set forth on Schedule 7 attached hereto and may not relocate such books of account and records or tangible Collateral unless it delivers to Secured Party at least thirty (30) days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements under the Code and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interests to create in favor of Secured Party, subject to Permitted Encumbrances, a valid, perfected and continuing perfected first priority lien in the Collateral.

(g)                                 The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party by each Grantor do not (i) violate any of the provisions of the Organizational Documents of any Grantor or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to any Grantor or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing such Grantor’s debt or otherwise) or other understanding to which any Grantor is a party or by which any property or asset of any Grantor is bound or affected, except in all cases, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.  If any, all required consents (including, without limitation, from stockholders or creditors of the Grantor) necessary for the Grantor to enter into and perform its obligations hereunder have been obtained.

(h)                                 This Agreement creates a valid security interest in the Collateral of each of Grantors, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations.  Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code,  all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and Secured Party, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 7 attached hereto.  Upon the making of such filings, Secured Party shall have, subject to Permitted Encumbrances, a first priority perfected security interest in the Collateral of each Grantor to the extent such security interest can be perfected by the filing of a financing statement.  All action by any Grantor necessary to protect and perfect such security interest on each item of Collateral has been duly taken (to the extent such action is required under this Agreement).

(i)                                     (i) Except for the Security Interest created hereby, each Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all

Liens other than Permitted Encumbrances, of the Pledged Interests indicated on Schedule 5 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Closing Date; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Stock of the Pledged Companies of such Grantor identified on Schedule 5 hereto as supplemented or modified by any Pledged Interests Addendum or any Supplement to this Agreement; (iii) such Grantor has the right and requisite authority to pledge the Investment Related Property pledged by such Grantor to Secured Party as provided herein; (iv) all actions necessary or desirable to perfect, establish, subject to Permitted Encumbrances, the first priority of, or otherwise protect, Secured Party’s Liens in the Investment Related Property, and the proceeds thereof, have been duly taken, (A) upon the execution and delivery of this Agreement, (B) upon the taking of possession by Secured Party or its representative of any certificates constituting the Pledged Interests, to the extent such Pledged Interests are represented by certificates, and constitute investment property, together with undated powers endorsed in blank by the applicable Grantor; (C) upon the filing of financing statements in the applicable jurisdiction set forth on Schedule 8 attached hereto for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and (D) with respect to any Securities Accounts or Deposit Accounts, upon the delivery of Control Agreements with respect thereto (to the extent such delivery is required by the Secured Party); and (v) each Grantor has delivered to and deposited with Secured Party (or, with respect to any Pledged Interests created or obtained after the Closing Date, will deliver and deposit in accordance with Sections 6(a) and 8 hereof) all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure, or similar laws of any jurisdiction to which such issuance or transfer may be subject.

(j)                                     No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement and the other Transaction Documents to which it is a party by such Grantor, except those consents, approvals, authorizations or other actions, the failure of which to obtain could not reasonably be expected to cause a Material Adverse Effect, or (ii) for the exercise by Secured Party of the voting or other rights provided for in this Agreement or any other Transaction Document with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement or any other Transaction Document, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally.

(k)                                  Schedule 9 attached hereto sets forth all motor vehicles owned by Grantors as of the Closing Date with an individual value in excess of Forty Thousand Dollars ($40,000), by model, model year and vehicle identification number (“VIN”).

6.                                       Covenants.  Each Grantor, jointly and severally, covenants and agrees with Secured Party that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 22 hereof:

(a)                                  Possession of Collateral.  In the event that any Collateral, including Proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper, with a value, individually or in the aggregate, in excess of One Hundred Thousand Dollars ($100,000), and if and to the extent that perfection or priority of Secured Party’s Security Interest is dependent on or enhanced by possession, the applicable Grantor, promptly (and in any event within one (1) Business Day) upon the request of Secured Party, shall execute such other documents and instruments as shall be reasonably requested by Secured Party or, if applicable, endorse and deliver physical possession of such Collateral to Secured Party or its representative, together with, if applicable, such undated powers endorsed in blank as shall be reasonably requested by Secured Party;

(b)                                 Chattel Paper.

(i)                                     In the event that the Grantors acquire electronic Chattel Paper with a value, individually or in the aggregate, in excess of Twenty-Five Thousand Dollars ($25,000), the applicable Grantor shall promptly (and in any event within two (2) Business Days) notify the Secured Party thereof, and upon the request of the Secured Party, take all steps reasonably necessary to grant Secured Party control of all such electronic Chattel Paper in accordance with the Code and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction;

(ii)                                  If any Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Purchase Agreement), promptly upon the request of Secured Party, such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of Centurion Credit Funding LLC”;

(c)                                  Letter-of-Credit Rights.  Each Grantor that is or becomes the beneficiary of a letter of credit with a face value in excess of Twenty-Five Thousand Dollars ($25,000) shall promptly (and in any event within two (2) Business Days after becoming a beneficiary), notify Secured Party thereof and, thereafter, upon the request by Secured Party, except with respect to documentary letters of credit received by a Grantor from customers in the ordinary course of business if no Event of Default has occurred and is continuing, take such actions the Agent may reasonably request to grant the Agent control thereof, which may include entering into a tri-party agreement with Secured Party and the issuer or confirmation bank with respect to letter-of-credit rights assigning such letter-of-credit rights to Secured Party and directing all payments thereunder to a deposit account designated by Secured Party, all in form and substance reasonably satisfactory to Secured Party;

(d)                                 Commercial Tort Claims.  Each Grantor shall promptly (and in any event within two (2) Business Days of receipt thereof), notify Secured Party in writing upon becoming a plaintiff in respect of, or otherwise obtaining a Commercial Tort Claim after the date hereof and, upon request of Secured Party, promptly amend Schedule 10 to this Agreement to describe such after-acquired Commercial Tort Claim in a manner that reasonably identifies such Commercial Tort Claim, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and agrees to do such other acts or things deemed necessary or desirable by Secured Party to give Secured Party, subject to Permitted Encumbrances, a first priority perfected security interest in any such Commercial Tort Claim;

(e)                                  Government Contracts.  If any Account or Chattel Paper, individually or in the aggregate with a value in excess of Twenty-Five Thousand Dollars ($25,000), arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, Grantors shall promptly (and in any event within two (2) Business Days of the creation thereof) notify Secured Party thereof in writing and execute any instruments or take any steps reasonably required by Secured Party, to the extent permitted under, and in accordance with, applicable law, in order that all moneys due or to become due under such contract or contracts shall be assigned to Secured Party, and shall provide written notice thereof under the Assignment of Claims Act or other applicable law;

(f)                                    Intellectual Property.

(i)                                     Upon request of Secured Party, in order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, each Grantor shall execute and deliver to Secured Party one or more Copyright Security Agreements, Trademark Security Agreements, or Patent Security Agreements to further evidence Secured Party’s Liens on such Grantor’s Patents, Trademarks, or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby;

(ii)                                  Each Grantor shall have the duty, to the extent necessary or economically desirable in the operation of its business, (A) to promptly sue for infringement, misappropriation, or dilution and to recover any and all awarded damages for such infringement, misappropriation, or dilution, (B) to prosecute diligently any trademark application or service mark application that is part of such Grantor’s Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of such Grantor’s Patents pending as of the date hereof or hereafter until the termination of this Agreement, and (D) to take all reasonable and necessary action to preserve and maintain all of such Grantor’s Trademarks, Patents, Copyrights, Intellectual Property Licenses, and its rights therein, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings.  Each Grantor shall promptly file an application with the United States Copyright Office for any Copyright that has not been registered with the United States Copyright Office if such Copyright is necessary or economically desirable in the operation of such Grantor’s business. Any expenses incurred in connection with the foregoing shall be borne by the appropriate Grantor.  Each Grantor further agrees not to abandon any Trademark, Patent,

Copyright, or Intellectual Property License that is necessary or economically desirable in the operation of such Grantor’s business;

(iii)                               Grantors acknowledge and agree that Secured Party shall have no duties with respect to the Trademarks, Patents, Copyrights, or Intellectual Property Licenses.  Without limiting the generality of this Section 6(g), Grantors acknowledge and agree that Secured Party shall not be under any obligation to take any steps necessary to preserve rights in the Trademarks, Patents, Copyrights, or Intellectual Property Licenses against any other Person, but Secured Party may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of the Company and shall be chargeable to the Company;

(iv)                              In no event shall any Grantor, either itself or through any agent, employee, licensee, or designee, file an application for the registration of any Patent, Trademark, or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Secured Party prompt (and in any event within ten (10) Business Days) written notice thereof.  Promptly upon any such filing, each Grantor shall comply with Section 6(g)(i) hereof;

(g)                                 Investment Related Property.

(i)                                     If any Grantor shall receive or become entitled to receive any Pledged Interests after the Closing Date, it shall promptly (and in any event within five (5) Business Days of receipt thereof) deliver to Secured Party a duly executed Pledged Interests Addendum identifying such Pledged Interests;

(ii)                                  Upon the occurrence and during the continuance of an Event of Default, all sums of money and property paid or distributed in respect of the Investment Related Property which are received by any Grantor shall be held by the Grantors in trust for the benefit of Secured Party segregated from such Grantor’s other property, and such Grantor shall deliver it forthwith to Secured Party in the exact form received;

(iii)                               Each Grantor shall promptly deliver to Secured Party a copy of each notice or other communication received by it in respect of any Pledged Interests;

(iv)                              No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, that could reasonably be expected to result in a Material Adverse Effect or enter into any agreement or permit to exist any restriction with respect to the pledge of any Pledged Interests other than pursuant to the Transaction Documents;

(v)                                 Each Grantor agrees that it will cooperate with Secured Party in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law in connection with the Security Interest on the Investment Related Property or any sale or transfer thereof;

(vi)                              As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby represents, warrants and covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Grantor in a securities account.  In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction;

(h)                                 Real Property; Fixtures.  Each Grantor covenants and agrees that upon the acquisition of any fee interest in Real Property it will promptly (and in any event within two (2) Business Days of acquisition) notify Secured Party of the acquisition of such Real Property and will grant to Secured Party a first priority Mortgage on each fee interest in Real Property now or hereafter owned by such Grantor and shall deliver such other documentation and opinions, in form and substance satisfactory to Secured Party, in connection with the grant of such Mortgage as Secured Party shall request in its reasonable credit judgment, including title insurance policies, financing statements, fixture filings and environmental audits and such Grantor shall pay all recording costs, intangible taxes and other fees and costs (including reasonable attorneys’ fees and expenses) incurred in connection therewith.  Each Grantor acknowledges and agrees that, to the extent permitted by applicable law, all of the Collateral shall remain personal property regardless of the manner of its attachment or affixation to real property.

(i)                                     Transfers and Other Liens.  Except as otherwise expressly permitted hereby or by the Purchase Agreement, Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any of Grantors, except for Permitted Encumbrances.  The inclusion of Proceeds in the Collateral shall not be deemed to constitute Secured Party’s consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement, the Purchase Agreement or the other Transaction Documents;

(j)                                     Motor Vehicles.  With respect to all motor vehicles owned by any Grantor, upon request of Secured Party, Grantor shall deliver to Secured Party, a certificate of title for all such motor vehicles and shall cause those title certificates to be filed (with the Secured Party’s Liens noted thereon) in the appropriate state motor vehicle filing office; and

(k)                                  Insurance.  The Grantors shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral, including Collateral hereafter acquired, against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such entities and otherwise as is prudent for entities engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof (it being agreed that the insurance policies and amounts maintained by Grantors as of the Closing Date are satisfactory).  The Grantors shall cause each insurance policy issued in connection herewith to provide, and the insurer issuing such policy to certify to Secured Party that (a) Secured Party will be named as lender loss payee (mortgagee, as applicable) and additional insured under each such insurance policy; (b) if such insurance be proposed to be cancelled or materially changed for any reason whatsoever, such insurer will promptly notify Secured Party and such cancellation or change shall not be effective as to Secured Party for at least thirty (30) days after receipt by Secured Party of such notice, unless the effect of such change is to extend or increase coverage under the policy; and (c) Secured Party will have the right (but no obligation) at its election to remedy any default in the payment of premiums within thirty (30) days of notice from the insurer of such default.  If no Event of Default exists and if the proceeds arising out of any claim or series of related claims do not exceed $100,000, loss payments in each instance will be available to the Grantors and applied by the Grantors to the repair and/or replacement of property with respect to which the loss was incurred.  If no Event of Default exists and such proceeds exceed $100,000, and in any event after an Event of Default occurs, all proceeds then or thereafter in existence shall be paid to Secured Party (for application to the Obligations) and, if received by any Grantor, shall be held in trust for Secured Party and promptly paid over to Secured Party (for application to the Obligations) unless otherwise directed in writing by Secured Party.

(l)                                     Copies.  The Grantors shall deliver copies of such policies or the related certificates evidencing that Secured Party is listed as lender loss payee on property insurance and as additional insured on liability insurance at least annually and at the time any new policy of insurance is issued.

7.                                       Relation to Other Security Documents.  The provisions of this Agreement shall be read and construed with the other Transaction Documents referred to below in the manner so indicated.

(a)                                  Purchase Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Purchase Agreement, such provision of the Purchase Agreement shall control.

(b)                                 Note. In the event of any conflict between any provision in this Agreement and a provision in the Notes, such provision of the Notes shall control.

(c)                                  Patent, Trademark, Copyright Security Agreements.  The provisions of any executed Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of Secured Party hereunder.

8.                                       Further Assurances.

(a)                                  Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Secured Party may reasonably request, in order to perfect and protect the Security Interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

(b)                                 Subject to Section 8(c), each Grantor authorizes the filing by Secured Party of financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Secured Party such other instruments or notices, as may be necessary or as Secured Party may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

(c)                                  Each Grantor authorizes Secured Party at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance.  Each Grantor also hereby ratifies any and all financing statements or amendments previously filed by Secured Party in any jurisdiction.

(d)                                 Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Secured Party, subject to such Grantor’s rights under Section 9-509(d)(2) of the Code.

9.                                       Secured Party’s Right to Perform Contracts, Exercise Rights, etc.  Upon the occurrence and during the continuance of an Event of Default, Secured Party (or its designee) (a) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could, (b) shall have the right to use any Grantor’s rights under Intellectual Property Licenses in connection with the enforcement of the Secured Party’s rights hereunder, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses, but only to the extent permitted by such licenses or the licensors thereunder or applicable law, and (c) shall have the right to request that any Stock that is pledged hereunder be registered in the name of Secured Party or any of its nominees.

10.                                 Secured Party Appointed Attorney-in-Fact.  Each Grantor hereby irrevocably appoints Secured Party its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Notes, to take any action and to execute any instrument which Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

(a)                                  to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any Supporting Obligations in connection therewith or any other Collateral of such Grantor;

(b)                                 to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Secured Party;

(c)                                  to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

(d)                                 to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

(e)                                  to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

(f)                                    to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and

(g)                                 Secured Party shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks, Patents, Copyrights and Intellectual Property Licenses and, if Secured Party shall commence any such suit, the appropriate Grantor shall, at the request of Secured Party, do any and all lawful acts and execute any and all proper documents reasonably required by Secured Party in aid of such enforcement.

To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

11.                                 Secured Party May Perform.  If any of Grantors fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the reasonable out-of-pocket expenses of Secured Party incurred in connection therewith shall be payable, jointly and severally, by Grantors.

12.                                 Secured Party’s Duties.  The powers conferred on Secured Party hereunder are solely to protect Secured Party’s interest in the Collateral, and shall not impose any duty upon Secured Party to exercise any such powers.  Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

13.                                 Collection of Accounts, General Intangibles and Negotiable Collateral.  At any time upon the occurrence and during the continuance of an Event of Default, Secured Party or Secured Party’s designee may (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral have been assigned to Secured Party or that Secured Party has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral directly, and any collection costs and expenses shall constitute part of such Grantor’s Secured Obligations under the Transaction Documents.

14.                                 Disposition of Pledged Interests by Secured Party.  None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration.  Each Grantor understands that in connection with such disposition, Secured Party may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market.  Each Grantor, therefore, agrees that:  (a) if Secured Party shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Secured Party shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Secured Party has handled the disposition in a commercially reasonable manner.

15.                                 Voting Rights.

(a)                                  Upon the occurrence and during the continuation of an Event of Default, (i) Secured Party may, at its option, and with no prior notice to any Grantor, and in addition to all rights and remedies available to Secured Party under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Secured Party obligated by the terms of this Agreement to exercise such rights, and (ii) if Secured Party duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Secured Party, such Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Secured Party deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be.  The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

(b)                                 For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Secured Party, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of Secured Party or the value of the Pledged Interests.

(c)                                  If any of the Collateral subject to this Agreement consists of nonvoting equity or ownership interests (regardless of class, designation, preference or rights) that may be converted into voting equity or ownership interests upon the occurrence of certain events (including, without limitation, upon the transfer of all or any of the other stock or assets of the issuer), it is agreed that the pledge of such equity or ownership interests pursuant to this Agreement or the enforcement of any of Secured Party’s rights hereunder shall not be deemed to be the type of event which would trigger such conversion rights notwithstanding any provisions in the Organizational Documents or agreements to which the Grantor is subject or to which the Grantor is party.

16.                                 Remedies.  Upon the occurrence and during the continuance of an Event of Default:

(a)                                  Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Transaction Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law.  Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Secured Party without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any of Grantors or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale or other disposition, at any of Secured Party’s offices or elsewhere, for cash, on credit, and upon such other terms as Secured Party may deem commercially reasonable. Without limiting the generality of the foregoing, Secured Party may disclaim any and all representations and warranties in connection with any such sale or other disposition.  Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to any of Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code.  Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)                                 Secured Party is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned by any of Grantors or with respect to which any of Grantors have rights under license, sublicense, or other agreements, (but only to the extent (i) such license, sublicense or agreement does not prohibit such use by Secured Party and (ii) such Grantor will not be in default under such license, sublicense or other agreement as a result of such use by Secured Party) as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of Secured Party.

(c)                                  Any cash held by Secured Party as Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Purchase Agreement.   In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

(d)                                 Each Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction.

17.                                 Remedies Cumulative.  Each right, power, and remedy of Secured Party as provided for in this Agreement or in the other Transaction Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Transaction Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Secured Party, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Secured Party of any or all such other rights, powers, or remedies.

18.                                 Marshaling. Secured Party  shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

19.                                 Indemnity and Expenses.

(a)                                  Each Grantor agrees to indemnify Secured Party from and against all claims, lawsuits and liabilities (including reasonable attorneys’ fees) growing out of or resulting from this Agreement (including enforcement of this Agreement) or any other Transaction Document to which such Grantor is a party, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction, and subject to any other express limitations set forth in the Transaction Documents.  This provision shall survive the termination of this Agreement and the repayment of the Secured Obligations.

(b)                                 Grantors, jointly and severally, shall, upon demand, pay to Secured Party all the fees, costs, charges and expenses which Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Transaction Documents, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder or (iv) the failure by any of Grantors to perform or observe any of the provisions hereof.

20.                                 Merger, Amendments; Etc.  THIS AGREEMENT, TOGETHER WITH THE OTHER TRANSACTION DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.  No waiver of any provision of this Agreement, and no consent to any departure by any of Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Secured Party and each of Grantors to which such amendment applies.

21.                                 Addresses for Notices.  All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Secured Party at its address specified in the Purchase Agreement, and to any of the Grantors at their respective addresses specified in the Purchase Agreement, as applicable, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

22.                                 Continuing Security Interest: Assignments under Credit Agreement.  This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Obligations have been indefeasibly paid in full or otherwise terminated in accordance with the provisions of the Notes and the Purchase Agreement, (b) be binding upon each of Grantors, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, Secured Party, and its successors, transferees and assigns.  Without limiting the generality of the foregoing clause (c), Secured Party may, in accordance with the provisions of the Notes and the Purchase Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Notes and the Purchase Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Secured Party herein or otherwise.  Upon indefeasible payment in full or other termination of the

Obligations in accordance with the provisions of the Notes and the Purchase Agreement, the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto.  At such time, Secured Party shall authorize the filing of appropriate termination statements to terminate such Security Interests.  No transfer or renewal, extension, assignment, or termination of this Agreement or of the Notes, the Purchase Agreement, any other Transaction Document, or any other instrument or document executed and delivered by any Grantor to Secured Party nor any additional loans made by Secured Party to the Companies, or any of them, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Secured Party, shall release any of Grantors from any obligation, except a release or discharge executed in writing by Secured Party in accordance with the provisions of the Notes and the Purchase Agreement.  Secured Party shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Secured Party and then only to the extent therein set forth.  A waiver by Secured Party of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Secured Party would otherwise have had on any other occasion.

23.                                 Governing Law.

(a)                                  THE VALIDITY OF THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER TRANSACTION DOCUMENT IN RESPECT OF SUCH OTHER TRANSACTION DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b)                                 THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT SECURED PARTY’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SECURED PARTY ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  SECURED PARTY AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 23(b).

(c)                                  TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, SECURED PARTY AND EACH GRANTOR HEREBY WAIVE THEIR

RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  SECURED PARTY AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

24.                                 New Subsidiaries.  Without impairing the limitations and restrictions of Section 3.20 of the Purchase Agreement, any new direct or indirect Subsidiary (whether by acquisition or creation) of Grantor is required, following request from Secured Party, to enter into this Agreement by executing and delivering in favor of Secured Party a supplement to this Agreement in the form of Annex 1 attached hereto.  Upon the execution and delivery of Annex 1 by such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein.  The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder.  The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

25.                                 Secured Party.  Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Secured Party” shall be a reference to Secured Party, it successors and assigns..

26.                                 Miscellaneous.

(a)                                  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.  The foregoing shall apply to each other Transaction Document mutatis mutandis.

(b)                                 Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(c)                                  Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

(d)                                 The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

(e)                                  Unless the context of this Agreement or any other Transaction Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Transaction Document refer to this Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Transaction Document, as the case may be.  Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified.  Any reference in this Agreement or in any other Transaction Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein or in the other Transaction Documents).  Any reference herein or in any other Transaction Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations other than unasserted contingent indemnification Obligations.  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any requirement of a writing contained herein or in any other Transaction Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

GRANTOR:	BUCKEYE INDUSTRIAL MINING CO.

	By:	/s/ Diana L. Kubik
Name: Diana L. Kubik
Title: Vice President and Chief Financial Officer

SECURED PARTY:	CENTURION CREDIT FUNDING LLC

	By:	/s/ David Levy
Name: David Levy
Title: Authorized Signatory

[SIGNATURE PAGE TO SECURITY AGREEMENT]

S-1

SCHEDULE 1

ORGANIZATIONAL INFORMATION

Legal Name:

Buckeye Industrial Mining Co.

Jurisdiction of Incorporation

Ohio

Organizational ID Number: 1084966

Chief Executive Office:  4719 Industrial Road, Lisbon, OH 44432

SCHEDULE 2

COPYRIGHT REGISTRATIONS AND APPLICATIONS

None.

SCHEDULE 3

INTELLECTUAL PROPERTY LICENSES

Professional Support and Technology Transfer Agreement, dated January 3, 2005, between N-Viro International Corporation and Buckeye Industrial Mining Co.

SCHEDULE 4

PATENTS AND PATENT APPLICATIONS

None.

SCHEDULE 5

PLEDGED COMPANIES

None.

SCHEDULE 6

TRADE NAMES, TRADEMARKS, TRADEMARK APPLICATIONS, SERVICE MARKS, AND SERVICE MARK APPLICATIONS

None.

SCHEDULE 7

OWNED OR LEASED REAL PROPERTY

See attached.

SCHEDULE 8

LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS

Grantor	Jurisdictions

Buckeye Industrial Mining Co.	Ohio

SCHEDULE 9

MOTOR VEHICLES

None.

SECURITY AGREEMENT

SCHEDULE 10

COMMERCIAL TORT CLAIMS

None.

ANNEX 1 TO SECURITY AGREEMENT
FORM OF SUPPLEMENT

Supplement No.          (this “Supplement”) dated as of                               , to the Security Agreement dated as of March     , 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) by each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each individually “Grantor”) and CENTURION CREDIT FUNDING LLC in its capacity as Secured Party (together with the successors, “Secured Party”).

W I T N E S S E T H:

WHEREAS, the Secured Party and EVERGREEN ENERGY INC. and EVERGREEN OPERATIONS, LLC and BUCKEYE INDUSTRIAL MINING CO. (collectively, the “Companies” and each individually a “Company”) are parties to that certain Note Purchase Agreement dated as of March     , 2009 (as may be amended, restated, supplemented, replaced or otherwise modified from time to time, the “Purchase Agreement”), and

WHEREAS, pursuant to the terms and conditions of the Purchase Agreement, the Secured Party has agreed to extend loans to the Companies, repayment of which is evidenced by the Notes, and

WHEREAS, all capitalized terms used herein without definition shall have the meanings ascribed thereto in the Security Agreement or the Notes, or if not expressly defined in the Notes, then in the Purchase Agreement, and

WHEREAS, Grantors have entered into the Security Agreement in order to induce the Secured Party to make certain financial accommodations to the Companies; and

WHEREAS, pursuant to the terms and provisions of the Transaction Documents, new direct or indirect Subsidiaries of any Company, must execute and deliver certain Transaction Documents, including the Security Agreement, and the execution of the Security Agreement by the undersigned new Grantor or Grantors (collectively, the “New Grantors”) may be accomplished by the execution of this Supplement in favor of Secured Party;

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

1.             In accordance with Section 24 of the Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct on and as of the date hereof.  In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby grant, assign, and pledge to Secured Party a security interest in and security title to all assets of such New Grantor including, all property of the type described in Section 2 of the Security Agreement to secure the full and prompt payment of the Secured Obligations, including, any interest thereon, plus reasonable attorneys’ fees and expenses if the Secured Obligations represented by the Security Agreement are collected by law, through an attorney-at-law, or under advice therefrom.  Schedule 1,  “Organizational Information”, Schedule 2, “Copyright Registrations and Applications”, Schedule 3, “Intellectual Property Licenses”, Schedule 4, “Patents and Patent Applications”, Schedule 5, “Pledged Companies”,  Schedule 6, “Trade Names, Trademarks, Trademark Applications, Service Marks and Service Mark Applications”,  Schedule 7, “Owned Real Property,”  Schedule 8, “List of Uniform Commercial Code Filing Jurisdictions”, Schedule 9 “Motor Vehicles”, and Schedule 10 “Commercial Tort Claims” attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7, Schedule 8, Schedule 9 and Schedule 10 respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement.  Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor.  The Security Agreement is incorporated herein by reference.

2.             Each New Grantor represents and warrants to Secured Party that this Supplement has been duly executed and delivered by such New Grantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

3.             This Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission shall be as effective as delivery of a manually executed counterpart hereof.

4.             Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

5.             This Supplement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles thereof.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each New Grantor and Secured Party have duly executed this Supplement to the Security Agreement as of the day and year first above written.

NEW GRANTORS:	[Name of New Grantor]

By:
Name:
Title:

[Name of New Grantor]

By:
Name:
Title:

SECURED PARTY:	CENTURION CREDIT FUNDING LLC

By:
Name:
Title:

[SIGNATURE PAGE TO SUPPLEMENT TO PLEDGE AND SECURITY AGREEMENT]

EXHIBIT A

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”) is made this      day of March, 2009, among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and CENTURION CREDIT FUNDING LLC (together with its successors, the “Secured Party”).

W I T N E S S E T H:

WHEREAS, the Secured Party and EVERGREEN ENERGY INC. and EVERGREEN OPERATIONS, LLC and BUCKEYE INDUSTRIAL MINING CO. (collectively, the “Companies” and each individually a “Company”) are parties to that certain Note Purchase Agreement bearing even date herewith (as may be amended, restated, supplemented, replaced or otherwise modified from time to time, the “Purchase Agreement”), and

WHEREAS, pursuant to the terms and conditions of the Purchase Agreement, the Secured Party has agreed to extend loans to the Companies, repayment of which is evidenced by the Notes, and

WHEREAS, in order to induce the Secured Party to enter into the Notes, the Purchase Agreement and the other Transaction Documents and to induce the Secured Party to make financial accommodations to the Companies as provided for in the Purchase Agreement, Grantors have executed and delivered to Secured Party that certain Security Agreement of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Secured Party this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

1.             DEFINED TERMS.  All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or the Notes or the Purchase Agreement.

2.             GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL.  Each Grantor hereby unconditionally grants, assigns and pledges to Secured Party a Security Interest in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (collectively, the “Copyright Collateral”):

(a)           all of such Grantor’s Copyrights including those referred to on Schedule I hereto; and

(b)           all Proceeds of the foregoing.

3.             SECURITY FOR OBLIGATIONS.  This Copyright Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Secured Party whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.             SECURITY AGREEMENT.  The Security Interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the Security Interest granted to Secured Party pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the Security Interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  To the extent there is any inconsistency between this Copyright Security Agreement and the Security Agreement, the Security Agreement shall control.

5.             AUTHORIZATION TO SUPPLEMENT.  Grantors shall give Secured Party prompt (and in any event within fifteen (15) Business Days) notice in writing of any additional United States copyright registrations or applications therefor after the date hereof.  Grantors hereby authorize Secured Party unilaterally to modify this Agreement by amending Schedule I to include any future United States registered copyrights or applications therefor of Grantors.  Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Secured Party’s continuing Security Interest in all Collateral, whether or not listed on Schedule I.

6.             TERMINATION AND RELEASE.  Upon indefeasible payment in full in cash of the Obligations in accordance with the provisions of the Notes and the Purchase Agreement, the Security Interest granted hereby shall terminate and all rights to the Copyright Collateral shall revert to Grantors or any other Person entitled thereto.  At such time, Secured Party shall execute and deliver, and authorize the filing of, appropriate termination and release statements or other documents to terminate and release such Security Interests.

7.             COUNTERPARTS.  This Copyright Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  In proving this Copyright Security Agreement or any other Transaction Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

8.             CONSTRUCTION.  Unless the context of this Copyright Security Agreement or any other Transaction Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Copyright Security Agreement or any other Transaction Document refer to

2

this Copyright Security Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Copyright Security Agreement or such other Transaction Document, as the case may be.  Section, subsection, clause, schedule, and exhibit references herein are to this Copyright Security Agreement unless otherwise specified.  Any reference in this Copyright Security Agreement or in any other Transaction Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein or in the other Transaction Documents).  Any reference herein or in any other Transaction Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations other than unasserted contingent indemnification Obligations.  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any requirement of a writing contained herein or in any other Transaction Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

9.             GOVERNING LAW.  THE VALIDITY OF THIS COPYRIGHT SECURITY AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER TRANSACTION DOCUMENT IN RESPECT OF SUCH OTHER TRANSACTION DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGE FOLLOWS]

3

IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

By:
Name:
Title:

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

CENTURION CREDIT FUNDING LLC

By:
Name:
Title:

[SIGNATURE PAGE TO COPYRIGHT SECURITY AGREEMENT]

SCHEDULE I
TO
COPYRIGHT SECURITY AGREEMENT

U.S. COPYRIGHT REGISTRATIONS AND APPLICATIONS

Grantor	Title	Registration / Application No.	Registration / Application Date

COPYRIGHT SECURITY AGREEMENT

EXHIBIT B

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made this        day of March, 2009, among the Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and CENTURION CREDIT FUNDING LLC (together with its successors, the “Secured Party”).

W I T N E S S E T H:

WHEREAS, the Secured Party and EVERGREEN ENERGY INC. and EVERGREEN OPERATIONS, LLC and BUCKEYE INDUSTRIAL MINING CO. (collectively the “Companies” and each individually a “Company”) are parties to that certain Note Purchase Agreement bearing even date herewith (as may be amended, restated, supplemented, replaced or otherwise modified from time to time, the “Purchase Agreement”), and

WHEREAS, pursuant to the terms and conditions of the Purchase Agreement, the Secured Party has agreed to extend loans to the Companies, repayment of which is evidenced by the Notes, and

WHEREAS, in order to induce the Secured Party to enter into the Notes, the Purchase Agreement and the other Transaction Documents and to induce the Secured Party to make financial accommodations to the Companies as provided for in the Purchase Agreement, Grantors have executed and delivered to Secured Party that certain Security Agreement of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Secured Party this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1.             DEFINED TERMS.  All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or the Notes or the Purchase Agreement.

2.             GRANT OF SECURITY INTEREST IN PATENT COLLATERAL.  Each Grantor hereby unconditionally grants, assigns and pledges to Secured Party a Security Interest in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (collectively, the “Patent Collateral”):

(a)           all of its Patents including those referred to on Schedule I hereto; and

(b)           all Proceeds of the foregoing.

3.             SECURITY FOR OBLIGATIONS.  This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Secured Party whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.             SECURITY AGREEMENT.  The Security Interest granted pursuant to this Patent Security Agreement is granted in conjunction with the Security Interest granted to Secured Party pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the Security Interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  To the extent there is any inconsistency between this Patent Security Agreement and the Security Agreement, the Security Agreement shall control.

5.             AUTHORIZATION TO SUPPLEMENT.  If any Grantor shall obtain rights to any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Patent Security Agreement shall automatically apply thereto. Grantors shall give prompt (and in any event within fifteen (15) Business Days) notice in writing to Secured Party with respect to any such new patent rights.  Without limiting Grantors’ obligations under this Section 5, Grantors hereby authorize Secured Party unilaterally to modify this Agreement by amending Schedule I to include any such new patent rights of Grantors.  Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Secured Party’s continuing Security Interest in all Collateral, whether or not listed on Schedule I.

6.             TERMINATION AND RELEASE.  Upon indefeasible payment in full in cash of the Obligations in accordance with the provisions of the Notes and the Purchase Agreement, the Security Interest granted hereby shall terminate and all rights to the Patent Collateral shall revert to Grantors or any other Person entitled thereto.  At such time, Secured Party shall execute and deliver, and authorize the filing of, appropriate termination and release statements or other documents to terminate and release such Security Interests.

7.             COUNTERPARTS.  This Patent Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  In proving this Patent Security Agreement or any other Transaction Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

8.             CONSTRUCTION.  Unless the context of this Patent Security Agreement or any other Transaction Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are

3

not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Patent Security Agreement or any other Transaction Document refer to this Patent Security Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Patent Security Agreement or such other Transaction Document, as the case may be.  Section, subsection, clause, schedule, and exhibit references herein are to this Patent Security Agreement unless otherwise specified.  Any reference in this Patent Security Agreement or in any other Transaction Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein or in the other Transaction Documents).  Any reference herein or in any other Transaction Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations other than unasserted contingent indemnification Obligations.  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any requirement of a writing contained herein or in any other Transaction Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

9.             GOVERNING LAW.  THE VALIDITY OF THIS PATENT SECURITY AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER TRANSACTION DOCUMENT IN RESPECT OF SUCH OTHER TRANSACTION DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGE FOLLOWS]

4

IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

By:
Name:
Title:

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED
BY:

CENTURION CREDIT FUNDING LLC

By:
Name:
Title:

[SIGNATURE PAGE TO PATENT SECURITY AGREEMENT]

SCHEDULE I
TO
PATENT SECURITY AGREEMENT

U.S. PATENT REGISTRATIONS AND APPLICATIONS

Grantor	Title	Registration / Application No.	Registration / Application Date

PATENT SECURITY AGREEMENT

EXHIBIT C

Annex 1 to Pledge and Security Agreement

PLEDGED INTERESTS ADDENDUM

This Pledged Interests Addendum, dated as of                          , 20      , is delivered pursuant to Section 6 of the Security Agreement referred to below.  The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Security Agreement, dated as of March     , 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), made by the undersigned, together with the other Grantors named therein, to CENTURION CREDIT FUNDING LLC, as Secured Party.  Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Security Agreement or the Notes or the Purchase Agreement.  The undersigned hereby agrees that the additional interests listed on this Pledged Interests Addendum as set forth below shall be and become part of the Pledged Interests pledged by the undersigned to the Secured Party in the Security Agreement and any pledged company set forth on this Pledged Interests Addendum as set forth below shall be and become a “Pledged Company” under the Security Agreement, each with the same force and effect as if originally named therein.

The undersigned hereby certifies that the representations and warranties set forth in Section 4 of the Security Agreement of the undersigned are true and correct as to the Pledged Interests listed herein on and as of the date hereof.

[ ]

By:
Name:
Title

PLEDGED INTERESTS ADDENDUM

Name of Pledgor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.

PLEDGED INTERESTS ADDENDUM

EXHIBIT D

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this        day of March, 2009, among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and CENTURION CREDIT FUNDING LLC (together with its successors, the “Secured Party”).

W I T N E S S E T H:

WHEREAS, the Secured Party and EVERGREEN ENERGY INC. and EVERGREEN OPERATIONS, LLC and BUCKEYE INDUSTRIAL MINING CO. (collectively, the “Companies” and each individually a “Company”) are parties to that certain Note Purchase Agreement bearing even date herewith (as may be amended, restated, supplemented, replaced or otherwise modified from time to time, the “Purchase Agreement”), and

WHEREAS, pursuant to the terms and conditions of the Purchase Agreement, the Secured Party has agreed to extend loans to the Companies, repayment of which is evidenced by the Notes, and

WHEREAS, in order to induce the Secured Party to enter into the Notes, the Purchase Agreement and the other Transaction Documents and to induce the Secured Party to make financial accommodations to the Companies as provided for in the Purchase Agreement, Grantors have executed and delivered to Secured Party that certain Security Agreement of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Secured Party this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1.             DEFINED TERMS.  All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or the Notes or the Purchase Agreement.

2.             GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL.  Each Grantor hereby unconditionally grants, assigns and pledges to Secured Party a Security Interest in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (collectively, the “Trademark Collateral”):

(a)           all of its Trademarks including those referred to on Schedule I hereto; and

(b)           all Proceeds of the foregoing.

3.             SECURITY FOR OBLIGATIONS.  This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Secured Party whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.             SECURITY AGREEMENT.  The Security Interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the Security Interest granted to Secured Party pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the Security Interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  To the extent there is any inconsistency between this Trademark Security Agreement and the Security Agreement, the Security Agreement shall control.

5.             AUTHORIZATION TO SUPPLEMENT.  If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. Grantors shall give prompt (and in any event within fifteen (15) Business Days) notice in writing to Secured Party with respect to any such new trademarks or renewal or extension of any trademark registration.  Without limiting Grantors’ obligations under this Section 5, Grantors hereby authorize Secured Party unilaterally to modify this Agreement by amending Schedule I to include any such new trademark rights of Grantors.  Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Secured Party’s continuing Security Interest in all Collateral, whether or not listed on Schedule I.

6.             TERMINATION AND RELEASE.  Upon payment in full in cash of the Obligations in accordance with the provisions of the Notes and the Purchase Agreement, the Security Interest granted hereby shall terminate and all rights to the Trademark Collateral shall revert to Grantors or any other Person entitled thereto.  At such time, Secured Party shall execute and deliver, and authorize the filing of, appropriate termination and release statements or other documents to terminate and release such Security Interests.

7.             COUNTERPARTS.  This Trademark Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  In proving this Trademark Security Agreement or any other Transaction Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

8.             CONSTRUCTION.  Unless the context of this Trademark Security Agreement or any other Transaction Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning

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represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Trademark Security Agreement or any other Transaction Document refer to this Trademark Security Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Trademark Security Agreement or such other Transaction Document, as the case may be.  Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified.  Any reference in this Trademark Security Agreement or in any other Transaction Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein or in the other Transaction Documents).  Any reference herein or in any other Transaction Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations other than unasserted contingent indemnification Obligations and other than any Hedge Agreement Obligations that, at such time, are allowed by the applicable Hedge Agreement Provider to remain outstanding and that are not required by the provisions of the Credit Agreement to be repaid or cash collateralized.  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any requirement of a writing contained herein or in any other Transaction Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

9.             GOVERNING LAW.  THE VALIDITY OF THIS TRADEMARK SECURITY AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER TRANSACTION DOCUMENT IN RESPECT OF SUCH OTHER TRANSACTION DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGE FOLLOWS]

3

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

By:
Name:
Title:

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

CENTURION CREDIT FUNDING LLC

By:
Name:
Title:

[SIGNATURE PAGE TO TRADEMARK SECURITY AGREEMENT]

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT

U.S. Trademark Registrations/Applications

Grantor	Mark	Application/ Registration No.	App/Reg Date

TRADEMARK SECURITY AGREEMENT